UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005

WCA Waste Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 1400

Houston, Texas  77056

 (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (713) 292-2400

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Overview

WCA Waste Corporation ("WCA") has entered the central Florida market as a fully integrated company with the completion of two acquisitions (the "Acquisitions"):

            -            Meyer & Gabbert Excavating Contractors, Inc.

            -            Waste Corporation of America, LLC - Ft. Meade Landfill

These central Florida acquisitions consist of:

            -            2 landfills

            -            3 transfer stations

            -            1 collection company

From these central Florida acquisitions we expect:

            -            $17 million in annualized "run-rate" revenue

            -            $8.5 million in annualized "run-rate" EBITDA

We made the acquisitions for approximately $50 million including cash, assumed debt and WCA stock, as more fully described in the next section.

In its Quarterly Report on Form 10Q for the quarter ended March 31, 2005, WCA described objectives for the next three or four years. Those objectives included pursuing an acquisition strategy that would result in annualized revenue "run-rate" of approximately $200 million and an annualized EBITDA "run-rate" of approximately $60 million.  With the completion of the Acquisitions, WCA is estimating it currently has a $127 million annualized revenue "run-rate" and a $38 million EBITDA annualized "run-rate."  (At the time of the WCA's initial public offering that was completed in June 2004, WCA annual revenues were approximately $60 million and its annual EBITDA was approximately $18 million.) WCA expects that these original growth objectives can be achieved through borrowings under credit facilities and the issuance of stock to sellers.

In the next section we describe the Acquisitions in greater detail. Also, please note that the statements above concerning revenues, EBITDA and  "run rate" estimations, are all forward looking statements and are dependent upon a variety of factors and conditions.  In addition, "run rate" determinations and EBITDA measures are not audited or based on GAAP.  For a description of the factors, conditions and limitations qualifying such statements, please refer to the section entitled  "Risk Factors and Safe Harbor for Forward-Looking Statements" below.

Specific Descriptions

Meyer & Gabbert Acquisition.

Transaction. On October 3, 2005, WCA of Florida, Inc. ("WCA FLA"), a subsidiary of WCA Waste Corporation ("WCA") entered into a Closing and Asset Purchase Agreement (the "MG Purchase Agreement") with Meyer & Gabbert Excavating Contractors, Inc.  ("MG") and  Leonard Meyer, Jr. ("Meyer"); and James Gabbert ("Gabbert") (Meyer and Gabbert will be referred to as the "Principals"). Pursuant to the MG Purchase Agreement, WCA FLA acquired (the "MG Acquisition") a 250 acre landfill located east of Sarasota in Arcadia, Florida, three transfer stations and a six truck hauling operations (including related equipment) from MG  (the "MG Assets") and obtained an option to purchase an additional 600 acres adjoining the landfill.  The purchase price for the MG Assets and the option was approximately $32.5 million in cash (subject to certain adjustments) and 236,686 shares of WCA common stock. MG agreed to pay all of its existing accounts payable and debt and WCA purchased accounts receivable for an additional $0.7 million.

Certain Provisions. The Purchase Agreement contains customary representations, warranties and covenants and certain limited indemnifications by MG, the Principals and WCA FLA, and covenants not to compete by MG and the Principals.  In connection with the MG Purchase Agreement, WCA FLA indemnified MG and the Principals with respect to certain liabilities associated with a contract with a county that WCA FLA assumed.  MG also disclaimed any warranties except as provided in the MG Purchase Agreement and any environmental liabilities with respect to the Assets. MG and the Principals agreed to provide transition services to WCA FLA with respect to the environmental regulatory aspects of the business associated with the Assets. WCA FLA will pay  for such services at cost on a direct cost and material, pass-through basis. In addition, WCA agreed to provide the Principals with limited "piggy-back" registration rights if WCA registers any Common Stock or other securities for the account of any officer, director or any other selling security holder who holds a demand registration right and/or a piggyback registration rights.  WCA agreed to pay certain registration expenses  and provide indemnification with respect to any such registration. Other than as described in this preceding paragraph, no material relationship exists between WCA or its affiliates and MG or the Principals.

Ft. Meade Acquisition.

Transaction. On September 30, 2005, WCA, WCA of Central Florida, Inc. ("WCA Central"), a subsidiary of WCA,  WCA Management Company, L.P. ("Management"), a subsidiary of WCA entered into an Agreement and Plan of Merger (the "Ft. Meade Agreement") with Waste Corporation of America, LLC ("Waste Corporation") and one of its subsidiaries that owned and operated a 227 acre landfill located in Ft. Meade, Florida (the "Acquired Company").  On October 3, 2005, pursuant to the Ft. Meade Agreement, the Acquired Company merged into WCA Central (the "Ft. Meade Acquisition").  The merger consideration consisted of approximately $3.4 million in cash (subject to certain adjustments), the assumption of $6.3 million in debt and 591,611 shares of WCA common stock.  The transaction is intended to be a tax free reorganization.

Disposal Agreement. In addition, WCA and Waste Corporation entered into a three year disposal agreement, pursuant to which Waste Corporation and its affiliates may dispose of non-hazardous construction and demolition waste at any of WCA's and its affiliates' facilities in Florida. The  disposal agreement specifies a fixed rate per cubic yard and is subject to annual adjustment, as well as adjustment for environmental an fuel surcharges.  The disposal agreement will be filed as an exhibit to another Current Report on Form 8K on or before October 7, 2004.

Certain Relationships and Related Transactions. WCA's directors and officers own approximately 19% of Waste Corporation of America.  As a result of the Ft. Meade Acquisition, Waste Corporation of America owns approximately 3.6% of WCA's issued and outstanding shares.

Waste Corporation of America, Inc. was the parent of WCA prior to WCA's initial public offering in June 2004. Prior to the initial public offering, WCA completed an internal corporate reorganization, pursuant to which WCA briefly became the parent of Waste Corporation of America, which was converted into a limited liability company and spun off as a separate company with operations in Florida, Colorado and New Mexico.

Prior to WCA's initial public offering, WCA Partners, L.P., a closely held investment fund, and other related entities controlled approximately 60.2% of both WCA's and Waste Corporation of America's outstanding equity; after the initial public offering such entities owned approximately 18.1% of WCA's Common Stock.  Earlier this year, WCA Partners liquidated and distributed the WCA stock to the equity owners of WCA Partners.  In a Schedule 13D filing made on May 9, 2005, William P. Esping, one of the principals of WCA Partners, reported beneficial ownership of 2,136,061 shares of WCA Common Stock (or approximately 13.9% of the outstanding common stock).  Mr. Esping is a director of Waste Corporation of America.

Another principal of WCA Partners, Mr. Ballard Castleman, is a director of WCA and of Waste Corporation of America.

 In addition, Tom J. Fatjo, Jr. and Jerome Kruszka, who are directors and executive officers of WCA, are also directors and executive officers with Waste Corporation of America.  They and other officers perform services on behalf of Waste Corporation of America pursuant to an Administrative Services Agreement described below.

The Ft. Meade Acquisition was approved by a committee of WCA's independent directors.

Tom J. Fatjo, Jr., Jerome Kruszka and Ballard Castleman abstained from the vote.

Modification to Certain Agreements. In connection with the internal corporate reorganization, WCA entered into two agreements with Waste Corporation of America: (i) a Reorganization Agreement; and (ii) an Administrative Services Agreement.  For a complete description of the Reorganization Agreement and the Administrative Services Agreement, please refer to "Business-Non Competition Agreements" and "Internal Reorganization and Relationship With Waste Corporation of America" in  WCA's Annual Report on Form 10-K for the year ended December 31, 2004, which description is incorporated herein by reference.  The Ft. Meade Agreement modified such the Reorganization Agreement and the Administrative Services Agreement as follows:

--      The Reorganization Agreement contained a mutual non-competition agreement pursuant to which WCA and its subsidiaries agreed not to acquire or operate any waste operations within 50 miles of any of Waste Corporation of America's or its subsidiaries' operations in Florida, Colorado or New Mexico, and Waste Corporation of America and its subsidiaries agreed not to acquire or operate any waste operations within 50 miles of any of WCA or its subsidiaries' operations in Alabama, Arkansas, Kansas, Missouri, South Carolina, Tennessee or Texas through June 2009.  The Ft. Meade Agreement eliminated the non-competition provision relating to Florida, so that WCA and its subsidiaries may operate anywhere within the State of Florida.

--      WCA and its subsidiaries entered into a five-year Administrative Services Agreement, pursuant to which WCA and its subsidiaries will continue to provide various administrative, human resources, employee leasing, treasury, accounting and insurance management services to Waste Corporation of America and its subsidiaries. Waste Corporation of America agreed to pay WCA a fee of $40,000 per month for such administrative services, plus all direct and other allocated costs incurred on behalf of Waste Corporation of America and its subsidiaries. The fee to be paid by Waste Corporation of America also included payment for the services WCA's officers provide to Waste Corporation of America and its affiliates. Pursuant to the Ft. Meade Agreement the administrative services fee was reduced to $30,000 per month from October 2005 through December 2005 and will be reduced to $20,000 per month thereafter.

Financing

The cash portion of the purchase price for the Acquisitions was funded through borrowings under WCA's existing revolving credit facility established under the Credit Agreements described more fully in WCA's Quarterly Report on Form 10Q for the quarter ended June 30, 2005, which also describes the material terms of the Credit Agreements, including the term of the facilities and interest rates. That description of the Credit Agreements is incorporated herein by reference.

As of October 3, 2005, approximately $167.4 million was outstanding under the Credit Agreements, leaving approximately $32.6 million available for future borrowings subject to the terms of the Credit Agreements.  In addition, WCA has the right to increase certain credit facilities under the Credit Agreements by an additional $25 million subject to certain conditions.

Risk Factors and Safe Harbor for Forward-Looking Statements

Please note that the statements in "Overview," including revenue objectives, EBITDA projections and  "run rate" estimations, are all forward looking statements and are dependent upon a variety of factors and conditions, including most significantly, the successful execution of WCA's previously described acquisition strategy All of these statements involve risks, uncertainties and assumptions as more fully described in "Safe Harbor for Forward-Looking Statements"  "Run rate" determinations are not audited or based on GAAP and are made based on estimations from information provided to us. Management determines the period over which to calculate a run rate based on factors they deem to be reasonable. Actual revenues may or may not equal the estimated run rate. EBITDA, a non-GAAP financial measure, consists of earnings (net income) before interest expense, income tax expense, depreciation and amortization and WCA computes EBITDA before the cumulative effect of change in accounting principle and before considering the effect of discontinued operations.  EBITDA is a non-GAAP financial measure.  Estimates of EBITDA are based upon an assumed adjusted EBITDA margins, which will be affected by factors described in "Business-Risk Factors," "-Cautionary Statement About Forward-Looking Statements" and "Management's Discussion and Analysis of Financial Condition and Results Of Operations"  included in WCA's Annual Report on Form 10-K for the year ended December 31, 2004, and in "Risk Factors and Cautionary Statement about Forward-Looking Statements" and "Management's Discussion and Analysis of Financial Condition and Results Of Operations" in our Quarterly Reports on Form 10-Q with respect to the quarterly periods ending on June 30, 2005 and March 31, 2005.  EBITDA, as WCA defines and computes that measure,  may not be comparable to similarly titled measures employed by other companies and is not a measure of performance calculated in accordance with GAAP. EBITDA should not be considered in isolation or as substitutes for  operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

This filing and the press release that is an exhibit hereto contain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. From time to time, our public filings, press releases and other communications (such as conference calls and presentations) will contain forward-looking statements. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "may," "will," "should," "outlook," "project," "intend," "seek," "plan," "believe," "anticipate," "expect," "estimate," "potential," "continue," or "opportunity," the negatives of these words, or similar words or expressions. Similarly, statements that describe our future plans, objectives or goals are also forward-looking statements. This is true of our description of our acquisition strategy for example. Such statements include, but are not limited to, statements about the benefits of the acquisitions described in this filing, including plans, objectives, expectations and intentions and other statements that are not historical facts.

All such statements are based upon the current beliefs and expectations of WCA's management and are subject to significant risks and uncertainties.  As to acquisitions and acquisition strategies, on which WCA's future financial performance will significantly depend, risks and uncertainties include, without limitation: WCA may be unable to identify, complete or integrate future acquisitions successfully; WCA competes for acquisition candidates with other purchasers, some of which have greater financial resources and may be able to offer more favorable terms; revenue and other synergies from acquisitions may not be fully realized or may take longer to realize than expected; WCA may not be able to improve internalization rates by directing waste volumes from acquired businesses to our landfills for regulatory, business or other reasons; businesses that WCA acquires may have unknown liabilities and require unforeseen capital expenditures; changes or disruptions associated with making acquisitions may make it more difficult to maintain relationships with customers of the acquired businesses; in connection with financing acquisitions, WCA may incur additional indebtedness, or may issue additional shares of our common stock which would dilute the ownership percentage of existing stockholders; and rapid growth may strain WCA's management, operational, financial and other resources.

Moreover, WCA's results will be subject to a number of operational and other risks, including the following: WCA may not be successful in expanding the permitted capacity of our current or future landfills; WCA's business is capital intensive, requiring ongoing cash outlays that may strain or consume our available capital; increases in the costs of disposal, labor and fuel could reduce operating margins; increases in costs of insurance or failure to maintain full coverage could reduce operating income; WCA may be unable to obtain financial assurances necessary for our operations; we are subject to environmental and safety laws, which restrict WCA's operations and increase WCA's costs, and may impose significant unforeseen liabilities; WCA compete with large companies and municipalities with greater financial and operational resources, and we also compete with alternatives to landfill disposal; covenants in WCA's credit facilities and the instruments governing our other indebtedness may limit WCA's ability to grow our business and make capital expenditures; changes in interest rates may affect WCA's results of operations; a downturn in U.S. economic conditions or the economic conditions in WCA's markets may have an adverse impact on WCA's business and results of operations; and WCA's success depends on key members of our senior management, the loss of any of whom could disrupt WCA's customer and business relationships and WCA's operations.

For additional information regarding some of the risks and uncertainties that affect WCA's business and the industry in which WCA operates, please read "Business-Risk Factors" and "-Cautionary Statement About Forward-Looking Statements" included in WCA's Annual Report on Form 10-K for the year ended December 31, 2004 and  "Risk Factors and Cautionary Statement about Forward-Looking Statements" in our Quarterly Reports on Form 10-Q with respect to the quarterly periods ending on June 30, 2005 and March 31, 2005.

No Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report and Exhibit 99.1 is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in this report will not be incorporated by reference into any filing made by WCA Waste under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number  Description

--------------  -------------------------------------------------------------

Exhibit 99.1  WCA Waste Corporation Press Release, dated October 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION
/s/ Charles A. Casalinova ------------------------------------- Charles A. Casalinova Senior Vice President and Chief Financial Officer

Date: October 5, 2005

EXHIBIT INDEX

Exhibit Number  Description

--------------  -------------------------------------------------------------

Exhibit 99.1  WCA Waste Corporation Press Release, dated October 4, 2005.